ADVANCED SERIES TRUST

AST T. Rowe Price Large-Cap Growth Portfolio

Supplement dated January 27, 2016 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST T. Rowe Price Large-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved amending the Subadvisory Agreement among Prudential Investments LLC, AST Investment Services, Inc. and T. Rowe Price Associates, Inc. to reflect a new subadvisory fee schedule for the Portfolio. This change is expected to become effective on or about February 1, 2016.

To reflect this change, the Summary Prospectus is revised as follows, effective on February 1, 2016:

I.	The Annual Portfolio Operating Expenses table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and/or Service Fees (12b-1 Fees)	0.25%
Other Expenses	0.02%
Total Annual Portfolio Operating Expenses	0.96%
Fee Waiver and/or Expense Reimbursement	- 0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.95%

(1) The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2016. In addition, the Manager has contractually agreed to waive an additional 0.008% of its investment management fee through June 30, 2017. These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

      II.            The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
AST T. Rowe Price Large-Cap Growth Portfolio	$97	$305	$530	$1,177

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

151SUMSUP1